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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                            THE SECURITIES ACT 1934



                Date of Report (Date of Earliest Event Reported)
                                January 8, 1997


                                 GRANCARE, INC.
             (Exact name of registrant as specified in its charter)




CALIFORNIA                      001-12100                    95-4299210
(STATE OR OTHER                 (COMMISSION                  (I.R.S. EMPLOYER
JURISDICTION OF                 FILE NUMBER)                 IDENTIFICATION NO.)
INCORPORATION)


                         ONE RAVINIA DRIVE, SUITE 1500
                                ATLANTA, GEORGIA
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                     30346
                                   (ZIP CODE)



       Registrant's telephone number including area code: (770) 393-0199
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Item 5.  Other Events

     On January 9, 1997, the Company issued a press release regarding the effectiveness of the registration statements with respect to the stock to be issued in the pending merger with Vitalink Pharmacy Services, Inc. and projecting earnings per share numbers for the Company's fourth quarter. Attached as Exhibit 99.1 is a copy of that press release.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 GRANCARE, INC.


                                 By: /s/ Evrett W. Benton
                                     --------------------------------------
                                     Evrett W. Benton
                                     Executive Vice President, General Counsel &
                                     Secretary


Dated:  January 10, 1997



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                                 EXHIBIT INDEX

                                                                  Sequential
Exhibit No.                                                        Page No.
-----------                                                        --------

99.1 GranCare, Inc. Press Release dated January 9, 1997, announcing the effectiveness of registration statements and projecting fourth quarter earnings.